STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2024
Share-Based Payment Arrangement [Abstract]
STOCK-BASED COMPENSATION	STOCK-BASED COMPENSATION
IAC currently has one active plan (the “Plan”) under which stock-based awards denominated in shares of or stock-based awards settleable in IAC common stock have been and may be granted. The Plan has a stated term of ten years. The Plan does not specify grant dates or vesting schedules of awards as those determinations have been delegated to the Compensation and Human Resources Committee of IAC’s Board of Directors (the “Committee”). Each grant agreement reflects the vesting schedule for that grant as determined by the Committee. There are also outstanding stock-based awards that were granted under older plans that have since expired or been discontinued. The Plan provides for grants of stock options to acquire shares of IAC common stock (the exercise price of stock options granted will not be less than the market price of the Company’s common stock on the grant date), RSUs denominated in shares of IAC common stock, including those that may be linked to the achievement of the Company’s stock price, known as market-based awards (“MSUs”) and those that may be linked to the achievement of a performance target, known as performance-based awards (“PSUs”), restricted stock, as well as other equity awards, including those denominated or settleable in IAC shares. The Plan authorizes the Company to grant awards to its employees, officers, directors and consultants. At December 31, 2024, there are 29.9 million IAC common shares of stock reserved for future issuance under this plan.
IAC Denominated Stock-based Awards
IAC Restricted Common Stock
On November 5, 2020, the Company entered into a ten-year employment agreement and a Restricted Stock Agreement (the “RSA Agreement”) with Joseph Levin, IAC’s Chief Executive Officer (“CEO”). The RSA Agreement provided for a grant of 3.0 million shares of IAC restricted common stock.
On January 13, 2025, the Company and Mr. Levin entered into an Employment Transition Agreement (the “Agreement”) pursuant to which the Employment Agreement, by and between Mr. Levin and the Company, dated November 5, 2020 (“Employment Agreement”), and the Amended and Restated RSA, dated June 7, 2021 were terminated, except as provided in Section 6 of the RSA Agreement. As a result, the 3.0 million shares of IAC restricted stock granted to Mr. Levin pursuant to the RSA Agreement were forfeited by Mr. Levin. Accordingly, the cumulative previously recognized stock-based compensation expense of $60.0 million recognized by the Company with respect to the restricted stock will be reversed in the quarter ending March 31, 2025. Of the $60.0 million of stock-based compensation expense that will be reversed, $10.2 million was recognized by Angi (and is reflected in discontinued operations) as it was attributable to the period from October 10, 2022 through April 8, 2024 when Mr. Levin served as CEO of Angi.
Pursuant to the Agreement, the Company transferred 5.0 million shares of Angi held by the Company to Mr. Levin and paid $9.3 million to satisfy applicable tax withholding obligations.
The Company will record $14.9 million of stock-based compensation expense with respect to the transfer of shares of Angi to Mr. Levin and $0.1 million of stock-based compensation expense with respect to the extension of the exercise period of certain IAC stock options in the quarter ending March 31, 2025 as provided in the Agreement.
IAC Restricted Stock Units
Broad based RSU awards issued through December 31, 2024 generally cliff-vest after a five-year period or vest over a four-year period from the grant date. There are no MSU or PSU awards outstanding at December 31, 2024 and 2023.
RSUs are awards in the form of phantom shares or units denominated in a hypothetical equivalent number of shares of IAC common stock and with the value of each RSU equal to the fair value of IAC common stock at the date of grant. Each RSU grant is subject to service-based vesting, where a specific period of continued employment must pass before an award vests. The expense is measured at the grant date as the fair value of IAC common stock and expensed as stock-based compensation over the vesting term.
Unvested RSUs outstanding at December 31, 2024 and changes during the period ended December 31, 2024 are as follows:

	RSUs
	Number of Shares	Weighted Average Grant Date Fair Value
	(Shares in thousands)
Unvested at January 1	1,822	$82.28
Granted	351	51.29
Vested	(360)	74.45
Forfeited	(105)	74.27
Unvested at December 31	1,708	$78.06
The Company currently settles RSU awards on a net basis, with the award holder entitled to receive IAC shares equal to the number of RSUs vesting less a number of shares with a value equal to the required cash tax withholding payment, which will be paid by the Company. The number of IAC common shares that would be required to net settle RSUs outstanding at February 7, 2025 is 0.9 million shares. In addition, withholding taxes, which will be paid by the Company on behalf of the employees upon vesting, would have been $34.0 million at February 7, 2025, assuming a 50% withholding rate.
The weighted average fair value of RSUs granted for the years ended December 31, 2024, 2023 and 2022, based on market prices of IAC’s common stock on the grant date, was $51.29, $53.41 and $114.27, respectively.
The total fair value of RSUs that vested for the years ended December 31, 2024, 2023 and 2022 was $26.8 million, $8.3 million and $12.7 million, respectively.
IAC Stock Options
All outstanding stock options are fully vested.
Stock options outstanding at December 31, 2024 and changes during the period ended December 31, 2024 are as follows:

	December 31, 2024
	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term in Years	Aggregate Intrinsic Value
	(Shares and intrinsic value in thousands)
Options Outstanding at January 1	2,570	$14.23
Granted	—	—
Exercised	(121)	13.74
Forfeited	—	—
Expired	—	—
Options Outstanding at December 31	2,449	$14.25	0.9	$70,756
Options exercisable	2,449	$14.25	0.9	$70,756
The aggregate intrinsic value in the table above represents the difference between IAC’s closing stock price on the last trading day of 2024 and the exercise price, multiplied by the number of in-the-money options that would have been exercised had all option holders exercised their options on December 31, 2024. The total intrinsic value of IAC stock options exercised during the years ended December 31, 2024, 2023 and 2022 was $5.1 million, $11.3 million and $3.4 million, respectively.
The following table summarizes the information about stock options outstanding and exercisable at December 31, 2024:

	Options Outstanding			Options Exercisable
Range of Exercise Prices	Outstanding at December 31, 2024	Weighted- Average Remaining Contractual Life in Years	Weighted- Average Exercise Price	Exercisable at December 31, 2024	Weighted- Average Remaining Contractual Life in Years	Weighted- Average Exercise Price
	(Shares in thousands)
Less than $10.00	426	1.2	$8.61	426	1.2	$8.61
$10.01 to $15.00	552	0.3	13.71	552	0.3	13.71
$15.01 to $20.00	1,471	1.0	16.09	1,471	1.0	16.09
	2,449	0.9	$14.25	2,449	0.9	$14.25
The fair value of stock option awards, with the exception of market-based awards, is estimated on the grant date using the Black-Scholes option pricing model. The Black-Scholes option pricing model incorporates various assumptions, including expected volatility, risk-free interest rate and expected term.
The Company has the discretion to settle IAC stock options net of withholding tax and exercise price or require the award holder to pay its share of the withholding tax, which he or she may do so by selling IAC common shares. The aggregate intrinsic value of IAC’s stock options outstanding as of February 7, 2025, is $66.7 million. Assuming all stock options outstanding on February 7, 2025 were net settled on that date, the Company would have issued 0.8 million common shares and would have remitted $33.4 million in cash for withholding taxes (assuming a 50% withholding rate). Assuming all stock options outstanding on February 7, 2025 were settled through the issuance of a number of IAC common shares equal to the number of stock options exercised, the Company would have issued 2.4 million common shares and would have received $34.8 million in cash proceeds.
Stock-based Awards Denominated in the Shares of Certain Subsidiaries
Non-publicly traded Subsidiaries
The Company has granted stock settled stock appreciation rights to employees and management that are denominated in the equity of certain non-publicly traded subsidiaries of the Company. These equity awards vest over a period of years or upon the occurrence of certain prescribed events. The value of the stock settled stock appreciation rights is tied to the value of the common stock of these subsidiaries. Accordingly, these interests only have value to the extent the relevant business appreciates in value above the initial value utilized to determine the exercise price. These interests can have significant value in the event of significant appreciation. The fair value of these interest is generally determined by the Board of Directors of the applicable subsidiary, which will occur at various dates through 2030. These equity awards are settled on a net basis, with the award holder entitled to receive a payment in IAC common shares equal to the intrinsic value of the award at exercise less an amount equal to the required cash tax withholding payment, which will be paid by the Company. The number of IAC common shares ultimately needed to settle these awards may vary significantly from the estimated number below as a result of both movements in our stock price and a determination of fair value of the relevant subsidiary that is different than our estimate. The expense associated with these equity awards is initially measured at fair value at the grant date and is expensed as stock-based compensation over the vesting term. The number of IAC common shares that would be required to settle these interests at current estimated fair values, including vested and unvested interests, at February 7, 2025 is 0.6 million shares. Withholding taxes, which will be paid by the Company on behalf of the employees upon exercise, would have been $25.8 million at February 7, 2025, assuming a 50% withholding rate.
Forfeitures and Unrecognized Compensation Cost
The amount of stock-based compensation expense recognized in the statement of operations is net of estimated forfeitures. The forfeiture rate is estimated at the grant date based on historical experience and revised, if necessary, in subsequent periods if actual forfeitures differ from the estimated rate. The expense ultimately recorded is for the awards that vest. At December 31, 2024, there is $170.4 million of unrecognized compensation cost, net of estimated forfeitures, related to all equity-based awards, including Angi, which is expected to be recognized over a weighted average period of approximately 3.9 years. Included in the aforementioned unrecognized compensation costs at December 31, 2024 is $81.0 million of unrecognized compensation costs related to Mr. Levin’s restricted stock award that was forfeited in January 2025 in connection with his Employment Transition Agreement. Excluding Mr. Levin’s restricted stock award, there was $89.3 million of unrecognized compensation cost, net of estimated forfeitures, related to all equity-based awards, which is expected to be recognized over a weighted average period of approximately 2.1 years.
Tax Benefits
The total income tax benefit recognized in the statement of operations for the years ended December 31, 2024, 2023 and 2022 related to all stock-based compensation expense is $11.5 million, $14.2 million and $16.3 million, respectively.
The aggregate income tax benefit recognized related to the exercise of stock options for the years ended December 31, 2024, 2023 and 2022, is $2.0 million, $3.9 million and $1.9 million, respectively. There may be some delay in the timing of the realization of the cash benefit of the income tax deductions related to stock-based compensation because it will be dependent upon the amount and timing of future taxable income and the timing of estimated income tax payments.